Exhibit 32

CERTIFICATION OF CEO AND CFO

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended December 31, 2013, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Cyanotech Corporation.

Date: February 6, 2014	/s/ Brent D. Bailey
Brent D. Bailey
President and Chief Executive Officer and Director

Date: February 6, 2014	/s/ Jole Deal
Jole Deal
Vice President — Finance and Administration and Chief Financial Officer